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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                             reported): May 26, 2005

              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  333-121904             13-3320910
 ------------------------------      --------------    ----------------------
  (State or other jurisdiction        (Commission         (I.R.S. Employer
       of incorporation)              File Number)      Identification No.)

        11 Madison Avenue,
        New York, New York                                     10010
     -----------------------                                ------------
      (Address of principal                                  (Zip Code)
        executive offices)

        Registrant's telephone number, including area code (212) 325-2000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (SEE General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - OTHER EVENTS

Item 8.01.  OTHER EVENTS.

     Credit Suisse First Boston Mortgage Securities Corp. (the "COMPANY") entered into a pooling and servicing agreement dated as of May 1, 2005 among the Company, as depositor (in such capacity, the "DEPOSITOR"), KeyCorp Real Estate Capital Markets, Inc. as master servicer (in such capacity, the "MASTER SERVICER"), J.E. Robert Company, Inc., as special servicer (in such capacity, the "SPECIAL SERVICER"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "TRUSTEE") (the "POOLING AND SERVICING AGREEMENT"). On May 26, 2005, in accordance with the Pooling and Servicing Agreement, the Depositor: (a) established a trust (the "TRUST"), the primary assets of which consisted of a pool of multifamily and commercial mortgage loans (the "MORTGAGE LOANS"); and
(b) caused the issuance of the Series 2005-C2 Commercial Mortgage Pass-Through Certificates (the "CERTIFICATES"), which collectively evidence the entire beneficial ownership of the Trust and its assets. The Pooling and Servicing Agreement is annexed hereto as EXHIBIT 4.1.

     The Company entered into a mortgage loan purchase agreement dated as of May 18, 2005 by and between the Depositor and Column Financial, Inc. ("COLUMN") (the "COLUMN MLPA"). Certain of the Mortgage Loans (the "COLUMN MORTGAGE LOANS") were acquired by the Company under the Column MLPA. The Column MLPA sets forth representations and warranties made by Column in respect of the Column Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The Column MLPA is annexed hereto as EXHIBIT 4.2.

     The Company entered into a mortgage loan purchase agreement dated as of May 18, 2005 by and between the Depositor and KeyBank National Association ("KEYBANK") (the "KEYBANK MLPA"). Certain of the Mortgage Loans (the "KEYBANK MORTGAGE LOANS") were acquired by the Company under the KeyBank MLPA. The Keybank MLPA sets forth representations and warranties made by KeyBank in respect of the KeyBank Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The KeyBank MLPA is annexed hereto as EXHIBIT 4.3.

     The Column Mortgage Loans and the KeyBank Mortgage Loans collectively constitute all the Mortgage Loans.

     The Company entered into an underwriting agreement dated as of May 18, 2005 by and between the Depositor and Credit Suisse First Boston LLC ("CSFB"), on behalf of itself and as representative of the other underwriters (the "UNDERWRITING AGREEMENT"), with respect to the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFL, A-MFX, A-J, B, and C Certificates. The Underwriting Agreement is annexed hereto as EXHIBIT 1.1.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

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(b)  Not applicable.

(c)  Exhibits:

     1.1 The Underwriting Agreement dated as of May 18, 2005, by and between the Depositor and CSFB, on behalf of itself and as representative of the other underwriters.

     4.1 The Pooling and Servicing Agreement dated as of May 1, 2005, by and among the Depositor, the Master Servicer, the Special Servicer and the Trustee.

     4.2 The Column MLPA dated as of May 18, 2005, by and between the Depositor and Column.

     4.3 The KeyBank MLPA dated as of May 18, 2005, by and between the Depositor and KeyBank.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                      SECURITIES CORP.


                                      By: /s/ Jeffrey Altabef
                                         ----------------------------
                                         Name: Jeffrey Altabef
                                         Title: Vice President


Dated: June 10, 2005

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EXHIBIT INDEX

EXHIBIT                                                                     PAGE
-------                                                                     ----
1.1      Underwriting Agreement dated as of May 18, 2005,
         by and between the Depositor and CSFB, on behalf of itself
         and as representative of the other underwriters.                    7

4.1      Pooling and Servicing Agreement dated as of May 1, 2005,
         by and among the Depositor, the Master Servicer, the
         Special Servicer and the Trustee.                                   8

4.2      Column MLPA dated as of May 18, 2005,
         by and between the Depositor and Column.                            9

4.3      KeyBank MLPA dated as of May 18, 2005,
         by and between the Depositor and KeyBank.                          12